UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2025

Keros Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39264	81-1173868
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Waltham Street, Suite 302 Lexington, Massachusetts		02421
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 314-6297

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KROS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2025, in connection with a periodic review of corporate governance matters, the board of directors (the “Board”) of Keros Therapeutics, Inc. (the “Company”) approved and adopted the Amended and Restated Bylaws of the Company (as so amended and restated, the “Amended and Restated Bylaws”), effective immediately.

The Amended and Restated Bylaws, among other things:

•Update the procedural mechanics and disclosure requirements relating to director nominations submitted by stockholders pursuant to the advance notice provisions of the Amended and Restated Bylaws, including by:
◦requiring that any stockholder submitting such a nomination provide certain representations regarding engaging in a solicitation with respect to its nomination and to provide certain related documentation and confirmations with respect to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (i.e., federal proxy rules regarding the use of “universal” proxy cards in contested director elections);
◦requiring that any stockholder soliciting proxies in accordance with its representations with respect to Rule 14a-19 notify the Company of any change in such intent within two business days;
◦limiting the number of nominees a stockholder may nominate for election at a stockholder meeting to the number of directors to be elected at such meeting;
◦clarifying how votes are treated by the Company in the event proxies for disqualified nominees for the Board are received; and
◦requiring that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.
•enhance the disclosure requirements to include additional information regarding the stockholder making the director nomination(s), the director nominee(s), and their associates and affiliates and to require that the information is updated and supplemented to be accurate and timely;
•clarify certain procedures regarding stockholder meetings, including with respect to meeting place, adjournment and meeting notices, meeting conduct and stockholder lists, among other updates; and
•include various conforming edits and other updates that provide clarification and consistency.

The foregoing summary of, and the description of the revisions to, the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
3.1	Amended and Restated Bylaws of Keros Therapeutics, Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEROS THERAPEUTICS, INC.

By:	/s/ Jasbir Seehra
Jasbir Seehra, Ph.D. Chief Executive Officer
Dated: March 6, 2025